Components of Accumulated Other Comprehensive Income Included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Other Comprehensive Income (Loss) [Line Items]
Net unrealized loss on securities available-for-sale	$ (483)	$ (14)
Net unrealized loss for funded status of defined benefit plan liability	(205)	(261)
Accumulated other comprehensive income (Loss), before taxes, total	(688)	(275)
Tax effect	234	94
Net-of-tax amount	$ (454)	$ (181)